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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-43737, 333-43743, 333-50793, 333-72156 and
333-101506) and the Registration Statement on Form S-3 (No. 333-39400) of Ameren Corporation of our report dated February 13, 2003 relating to the consolidated financial statements, which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
St. Louis, Missouri
March 5, 2003